Exhibit 77(q)(1)


                                    Exhibits

(a)(1) Amendment No. 40 effective July 1, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant's Registration Statement filed on Form N-1A on July 27, 2007 and incorporated herein by reference.

(a)(2) Amendment No. 41 effective September 12, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant's Registration Statement filed on Form N-1A on October 16, 2007 and incorporated herein by reference.

(a)(3) Amendment No. 42 effective November 29, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed herein.

(e)(1) Schedule A effective September 12, 2007 to the Management Agreement between ING Investors Trust and ING Investments, LLC dated August 21, 2003 - Filed as an exhibit to Post-Effective Amendment No. 85 to the Registrant's Registration Statement filed on Form N-1A on November 5, 2007 and incorporated herein by reference.

(e)(2) Schedule A effective July 12, 2007 to the Amended and Restated Investment Management Agreement dated April 29, 2005 and amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC - Filed herein.

(e)(3) Amended Schedule A and Schedule B dated October, 2007 to the Amended and Restated Investment Management Agreement effective October 24, 1997, as amended May 24, 2002 and amended and restated as of January 1, 2007 between ING Investors Trust and Directed Services LLC - Filed herein.

(e)(4) Second Amendment dated September 15, 2007 to the Sub-Advisory Agreement dated August 15, 2005 between ING Investments, LLC and ING Investment Management Co. - Filed herein.

(e)(5) Second Amendment dated September 15, 2007 to the Sub-Advisory Agreement dated April 28, 2006 between ING Investments, LLC and ING Investment Management Co. - Filed herein.

(e)(6) Schedule B dated September 2007 to the Portfolio Management Agreement dated February 26, 1999 between Directed Services, LLC and Alliance Capital Management L.P. - Filed herein.

(e)(7) Schedule B dated September 2007 to the Portfolio Management Agreement dated January 28, 2000 between ING Investors Trust and Capital Guardian Trust Company - Filed herein.

(e)(8) Schedule A effective September 2007 to the Amended and Restated Portfolio Management Agreement dated October 2, 2000 as Amended and Restated May 2, 2005 between ING Investors Trust and Fidelity Management & Research Company - Filed herein.

(e)(9) Schedule B effective September 2007 to the Amended and Restated Portfolio Management Agreement dated October 2, 2000 as Amended and Restated May 2, 2005 between ING Investors Trust and Fidelity Management & Research Company - Filed herein.

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(e)(10) Third Amendment dated September 15,2007 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services, LLC and ING Investment Management Co. - Filed herein.

(e)(11) Amended Schedule A dated August 20, 2007 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services, LLC and ING Investment Management Co. - Filed as an exhibit to Post-Effective Amendment No. 81 to the Registrant's Registration Statement filed on Form N-1A on August 17, 2007 and incorporated herein by reference.

(e)(12) Schedule A dated September 2007 to the Amended and Restated Portfolio Management Agreement dated March 26, 2002 and Amended and Restated April 29, 2005 between Directed Services, LLC and J.P. Morgan Investment Management Inc. - Filed herein.

(e)(13) Portfolio Management Agreement dated December 14, 2007 between Directed Services, LLC and Marsico Capital Management, LLC - Filed herein.

(e)(14) Amended Schedule A dated September 2007 to the Portfolio Management Agreement between Directed Services, LLC and Wells Capital Management, Inc. dated August 29, 2005 - Filed herein.

(e)(15) Second Amendment dated September 15, 2007 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated August 15, 2005 - Filed herein.